TD WATERHOUSE FAMILY OF FUNDS, INC.

Money Market Portfolio
U.S. Government Portfolio
Municipal Portfolio
California Municipal Money Market Portfolio
New York Municipal Money Market Portfolio

Supplement dated April 24, 2006
to the Prospectus dated February 27, 2006

        The following supplements the information in the Prospectus and Statement of Additional Information (“SAI”).

        Effective April 24, 2006, TD Waterhouse Family of Funds, Inc. will change its name to TD Asset Management USA Funds Inc. and TD Waterhouse Investor Services, Inc. will change its name to TD AMERITRADE, Inc. All references in the Prospectus and SAI to TD Waterhouse Family of Funds, Inc. and TD Waterhouse Investor Services, Inc. will be changed to TD Asset Management USA Funds Inc. and TD AMERITRADE, Inc., respectively.

        In addition, effective April 24, 2006, each of the Portfolios will change its name, as follows:

•	Money Market Portfolio will change its name to TDAM Money Market Portfolio;
•	U.S. Government Portfolio will change its name to TDAM U.S. Government Portfolio;
•	Municipal Portfolio will change its name to TDAM Municipal Portfolio;
•	California Municipal Money Market Portfolio will change its name to TDAM California Municipal Money Market Portfolio; and
•	New York Municipal Money Market Portfolio will change its name to TDAM New York Municipal Money Market Portfolio.

        To reflect these changes, all references in the Prospectus and SAI to each Portfolio will be changed to the new name of the respective Portfolio, as set out above.

        The following updates the information on page 16 of the Prospectus under “How to Buy and Sell Shares – Account Protection.”

        TD AMERITRADE, Inc. is a member of the Securities Investor Protection Corporation (“SIPC”). Securities in your account are protected up to $500,000. For details, please see www.sipc.org.

        Up to an aggregate of $250 million of additional securities protection, of which $900,000 may be applied to cash, is provided by London insurers. The combined return to any one client from SIPC and London is limited to $150 million. This coverage provides you protection against brokerage insolvency and does not protect against loss in market value of the securities. Ask for details.

Shareholders should retain this Supplement for future reference.

TD Asset Management USA Inc. is a subsidiary of the Toronto-Dominion Bank. TD AMERITRADE, Inc. is a subsidiary of TD AMERITRADE Holding Corporation. The Toronto-Dominion Bank has an investment in TD AMERITRADE Holding Corporation publicly traded stock.